PRESS RELEASE

Contact:	Douglas L. Williams	Patrick T. Oakes
	Chief Executive Officer	Executive Vice President and CFO
	404-995-6051	404-995-6079
	doug.williams@atlcapbank.com	patrick.oakes@atlcapbank.com

ATLANTIC CAPITAL BANCSHARES, INC. REPORTS SECOND QUARTER 2017 RESULTS
Atlanta, GA - July 28, 2017 - Atlantic Capital Bancshares, Inc. (NASDAQ: ACBI) (“Atlantic Capital”) announced results of the quarter ended June 30, 2017.
Second Quarter Highlights

•	Reported net income of $4.3 million, or $0.17 per diluted share, compared to $3.2 million, or $0.13 per diluted share, in the first quarter of 2017.

•	Reported return on average assets of 0.63% and tangible book value per share of $11.47.

•	Increased taxable equivalent net interest margin to 3.26% from 3.20% in the first quarter of 2017.

•	Lowered efficiency ratio to 68.4% from 76.8% in the first quarter of 2017.

•	Increased loans held for investment $60.4 million, or 12.7% annualized, to $1.96 billion from March 31, 2017.

•	Increased average quarterly deposits $47 million, or 8.8% annualized, to $2.16 billion from the first quarter of 2017.

“Atlantic Capital reported improved results for the second quarter of 2017 reflecting strong loan growth, net interest margin expansion, higher non-interest income, and good expense control,” explained Douglas Williams, Chief Executive Officer.
Results of Operations
For the second quarter of 2017, Atlantic Capital recorded net income of $4.3 million, or $0.17 per diluted share, compared to net income of $3.2 million, or $0.13 per diluted share, in the first quarter of 2017.
Taxable equivalent net interest income improved to $20.7 million in the second quarter of 2017 from $19.5 million the first quarter of 2017. This increase was driven largely by an increase in interest-earning assets and the yield benefit from the Fed Funds rate increase in March 2017. Net accretion income on acquired loans totaled $629,000 and premium amortization on acquired time deposits totaled $86,000 in the second quarter of 2017 for total purchase accounting income of $715,000, a decrease of $106,000 compared to the first quarter of 2017.
Taxable equivalent net interest margin was 3.26% in the second quarter of 2017 compared to 3.20% in the first quarter of 2017. The margin benefitted from the increase in the Fed Funds rate in March 2017. Loan yields increased 21 basis points to 4.37%, while cost of deposits increased 7 basis points to 0.46%. The accretion of the acquired loan discount and amortization of time deposit premium contributed 11 basis points to the net interest margin in the second quarter of 2017 compared to 13 basis points in the first quarter of 2017.
The provision for loan losses was $2.0 million in the second quarter of 2017 compared to $634,000 in the first quarter of 2017. This increase was primarily related to the downgrade of a $7.7 million loan relationship to nonperforming and an additional $1.0 million specific reserve related to this downgrade.
Noninterest income totaled $5.3 million in the second quarter of 2017, an increase of $1.4 million from the first quarter of 2017. This increase included a $302,000 gain on the sale of the Cleveland branch, a $240,000 gain on sale of other real estate, and a $426,000 gain on the sale of a tax credit investment.
Noninterest expense totaled $17.6 million in the second quarter of 2017 compared to $17.7 million in the first quarter of 2017. The second quarter of 2017 included $304,000 in merger expenses related to the rebranding of the legacy First Security branches. Salaries and employee benefits decreased in the second quarter of 2017 by $462,000 to $10.6 million mainly from seasonally higher payroll taxes in the first quarter of 2017.

Total loans were $1.96 billion at June 30, 2017, an increase of $32.9 million from March 31, 2017, after taking into account the sale of $27.9 million in branch loans held for sale in connection with the Cleveland branch sale. Loans held for investment were $1.96 billion at June 30, 2017, an increase of $60.4 million from March 31, 2017. Mortgage warehouse participations decreased $10.4 million in the second quarter to $48.0 million at June 30, 2017, primarily as a result of a reduction in loan participation commitments. Excluding the decrease in mortgage warehouse loans, loans held for investment increased $70.7 million, or 15.3% annualized, in the second quarter of 2017.
At June 30, 2017, the allowance for loan losses was $21.9 million, or 1.11% of loans held for investment, compared to $19.9 million, or 1.05% of loans held for investment as of March 31, 2017. Annualized net charge-offs to average loans in the second quarter of 2017 totaled 0.01% and in the first six months of 2017 totaled 0.14%. Nonperforming assets totaled $14.1 million, or 0.52% of total assets, as of June 30, 2017, compared to $5.9 million, or 0.21% of total assets, as of March 31, 2017.
Total average deposits for the second quarter of 2017 were $2.16 billion, an increase of $46.7 million, or 8.8% annualized, from the first quarter of 2017. Average noninterest bearing deposits increased $6.0 million to $626 million in the second quarter of 2017 and accounted for 29.0% of average total deposits, compared to $620 million, or 29.4%, of average total deposits for the first quarter of 2017. Average deposits associated with our payments business were $244 million in the second quarter of 2017, a decrease of $29.5 million from the first quarter of 2017.
Earnings Conference Call
Atlantic Capital will host a conference call at 10:00 a.m. EST on Friday, July 28, 2017, to discuss the financial results for the quarter ended June 30, 2017. Individuals wishing to participate in the conference call may do so by dialing 844.868.8848 from the United States and entering Conference ID 89772886. The call will also be available live via webcast on the Investor Relations page of the Company's website, www.atlanticcapitalbank.com.
Non-GAAP Financial Measures
Statements included in this press release include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. Atlantic Capital management uses non-GAAP financial measures, including: (i) operating net income; (ii) operating non-interest expense; (iii) operating non-interest income; (iv) taxable equivalent net interest income; (v) taxable equivalent net interest margin; (vi) efficiency ratio; (vii) operating return on average assets; (viii) operating return on average equity; (ix) tangible common equity; (x) deposits excluding deposits to be assumed in branch sales; (xi) loans held for investment excluding mortgage warehouse loans; and (xii) tangible book value per share, in its analysis of the Company's performance. Operating net income excludes the following from net income available to common shareholders: merger and conversion costs, net gains on branch sales, and the income tax effect of adjustments. Operating non-interest expense excludes merger and conversion costs from non-interest expense as well as costs related to the sale of branches. The efficiency ratio excludes merger and conversion costs. Tangible common equity and tangible book value exclude goodwill and core deposit intangible assets from shareholders' equity and total assets.
Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of our beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “project,” “expect,” “intend,” “plan,” or words or phases of similar meaning. Forward-looking statements may include, among other things, statements about Atlantic Capital’s confidence in its strategies and its expectations about financial performance, market growth, market and regulatory trends and developments, acquisitions and divestitures, new technologies, services and opportunities and earnings. The forward-looking statements are based largely on Atlantic Capital’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond Atlantic Capital’s control. Atlantic Capital undertakes no obligation to publicly update any forward-looking statement to reflect developments occurring after the statement is made, except as otherwise required by law. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements as a result of, among other factors, the risks and uncertainties described in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Atlantic Capital’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Please refer to the SEC’s website at www.sec.gov where you can review those documents.
About Atlantic Capital Bancshares
Atlantic Capital Bancshares, Inc. is a $2.7 billion publicly traded bank holding company headquartered in Atlanta, Georgia. Atlantic Capital offers banking, treasury management, capital markets, trust, and mortgage services to privately held companies and individuals in Atlanta, eastern Tennessee, northwest Georgia and Charlotte, North Carolina. Atlantic Capital also provides specialized financial services to select clients nationally.

ATLANTIC CAPITAL BANCSHARES, INC.
Selected Financial Information

	2017		2016			For the six months ended June 30,
(in thousands, except share and per share data; taxable equivalent)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	2017	2016
INCOME SUMMARY
Interest income (1)	$24,545	$22,716	$22,530	$22,428	$22,190	$47,261	$43,743
Interest expense	3,833	3,208	3,029	2,941	2,907	7,041	5,539
Net interest income	20,712	19,508	19,501	19,487	19,283	40,220	38,204
Provision for loan losses	1,980	634	2,208	463	777	2,614	1,145
Net interest income after provision for loan losses	18,732	18,874	17,293	19,024	18,506	37,606	37,059
Operating noninterest income (2)	5,287	3,857	4,430	4,002	4,995	9,144	9,415
Operating noninterest expense (3)	17,623	17,744	18,571	16,717	17,428	35,367	34,945
Operating income before income taxes	6,396	4,987	3,152	6,309	6,073	11,383	11,529
Operating income tax expense	2,067	1,757	1,417	2,245	2,381	3,824	4,446
Operating net income (2)(3)	4,329	3,230	1,735	4,064	3,692	7,559	7,083
Merger related expenses, net of income tax	—	—	126	356	743	—	1,203
Net gain on sale of branches, net of income tax	—	—	—	—	2,198	—	2,198
Net income - GAAP	$4,329	$3,230	$1,609	$3,708	$5,147	$7,559	$8,078

PER SHARE DATA
Diluted earnings per share - GAAP	$0.17	$0.13	$0.06	$0.15	$0.20	$0.29	$0.32
Diluted earnings per share - operating (2)(3)	0.17	0.13	0.07	0.16	0.15	0.29	0.28
Book value per share	12.45	12.18	12.10	12.36	12.29	12.45	12.29
Tangible book value per share (4)	11.47	11.16	11.05	11.29	11.15	11.47	11.15

PERFORMANCE MEASURES
Return on average equity - GAAP	5.48%	4.19%	2.09%	4.84%	6.88%	4.88%	5.47%
Return on average equity - operating (2)(3)	5.48	4.19	2.25	5.30	4.94	4.88	4.79
Return on average assets - GAAP	0.63	0.48	0.24	0.55	0.76	0.56	0.61
Return on average assets - operating (2)(3)	0.63	0.48	0.25	0.60	0.54	0.56	0.53
Taxable equivalent net interest margin	3.26	3.20	3.11	3.12	3.12	3.23	3.18
Efficiency ratio	68.37	76.78	78.33	71.57	72.00	72.35	73.58

CAPITAL
Average equity to average assets	11.47%	11.44%	11.33%	11.28%	11.01%	11.45%	11.07%
Tangible common equity to tangible assets	11.01	10.27	10.27	10.30	9.93	11.01	9.93
Tier 1 capital ratio	10.8 (6)	10.7	10.3	9.7	10.0	10.8 (6)	10.0
Total risk based capital ratio	13.9 (6)	13.8	13.3	12.5	13.0	13.9 (6)	13.0
Number of common shares outstanding - basic	25,654,521	25,535,013	25,093,135	24,950,099	24,750,163	25,654,521	24,750,163
Number of common shares outstanding - diluted	25,931,671	25,836,809	25,673,841	25,342,883	25,267,803	25,931,671	25,267,803

ASSET QUALITY
Allowance for loan losses to loans held for investment	1.11%	1.05%	1.04%	0.92%	0.95%	1.11%	0.95%
Net charge-offs to average loans (5)	0.01	0.26	0.03	0.06	—	0.14	0.17
NPAs to total assets	0.52	0.21	0.13	0.09	0.07	0.52	0.07

(1)Interest income has been increased to reflect comparable interest on taxable securities. The rate used was 35%, reflecting the statutory federal income tax rate. (2)Excludes gain on sale of branches. (3)Excludes merger related and divestiture expenses. (4)Excludes effect of acquisition related intangibles. (5)Annualized. (6)Amounts are estimates as of 6/30/17.

ATLANTIC CAPITAL BANCSHARES, INC.
Consolidated Balance Sheets (unaudited)

	June 30,	March 31,	December 31,	June 30,
(in thousands, except share data)	2017	2017	2016	2016
ASSETS
Cash and due from banks	$45,008	$34,626	$36,790	$40,309
Interest-bearing deposits in banks	36,171	158,920	118,039	239,387
Other short-term investments	17,459	20,870	10,896	20,548
Cash and cash equivalents	98,638	214,416	165,725	300,244
Investment securities available-for-sale	450,273	456,942	347,705	328,370
Other investments	26,741	28,331	23,806	22,575
Loans held for sale	1,744	29,241	35,219	29,061
Loans held for investment	1,962,091	1,901,724	1,981,330	1,942,137
Less: allowance for loan losses	(21,870)	(19,939)	(20,595)	(18,377)
Loans held for investment, net	1,940,221	1,881,785	1,960,735	1,923,760
Branch premises held for sale	—	2,897	2,995	—
Premises and equipment, net	11,997	12,308	11,958	21,770
Bank owned life insurance	62,901	62,516	62,160	61,378
Goodwill and intangible assets, net	28,446	29,186	29,567	31,674
Other real estate owned	1,819	1,869	1,872	951
Other assets	79,795	82,587	85,801	88,039
Total assets	$2,702,575	$2,802,078	$2,727,543	$2,807,822

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing demand	$612,744	$606,386	$643,471	$592,043
Interest-bearing checking	250,254	259,760	264,062	231,091
Savings	30,170	30,756	27,932	30,839
Money market	882,824	916,390	912,493	913,094
Time	142,915	150,867	157,810	178,615
Brokered deposits	195,047	209,385	200,223	212,623
Deposits to be assumed in branch sale	—	29,495	31,589	—
Total deposits	2,113,954	2,203,039	2,237,580	2,158,305
Federal funds purchased and securities sold under agreements to repurchase	15,000	—	—	14,047
Federal Home Loan Bank borrowings	180,000	217,000	110,000	240,000
Long-term debt	49,451	49,408	49,366	49,281
Other liabilities	24,735	21,664	26,939	42,123
Total liabilities	2,383,140	2,491,111	2,423,885	2,503,756

SHAREHOLDERS' EQUITY
Preferred stock, no par value; 10,000,000 shares authorized; no shares issued and outstanding as of June 30, 2017, March 31, 2017, December 31, 2016, and June 30, 2016	—	—	—	—
Common stock, no par value; 100,000,000 shares authorized; 25,654,521, 25,535,013, 25,093,135, and 24,750,163 shares issued and outstanding as of June 30, 2017, March 31, 2017, December 31, 2016, and June 30, 2016, respectively	297,610	296,608	292,747	289,353
Retained earnings	24,095	19,766	16,536	11,219
Accumulated other comprehensive income (loss)	(2,270)	(5,407)	(5,625)	3,494
Total shareholders’ equity	319,435	310,967	303,658	304,066
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$2,702,575	$2,802,078	$2,727,543	$2,807,822

ATLANTIC CAPITAL BANCSHARES, INC.
Consolidated Statements of Income (unaudited)

(in thousands, except share and per share data)	Three months ended					Six months ended
	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	June 30, 2017	June 30, 2016
INTEREST INCOME
Loans, including fees	$21,361	$19,994	$20,363	$20,511	$20,282	$41,355	$39,907
Investment securities available-for-sale	2,355	2,018	1,477	1,293	1,327	4,373	2,928
Interest and dividends on other interest‑earning assets	606	449	467	491	507	1,055	780
Total interest income	24,322	22,461	22,307	22,295	22,116	46,783	43,615

INTEREST EXPENSE
Interest on deposits	2,481	2,047	1,929	1,956	1,841	4,528	3,514
Interest on Federal Home Loan Bank advances	452	302	234	133	147	754	191
Interest on federal funds purchased and securities sold under agreements to repurchase	76	36	38	37	87	112	154
Interest on long-term debt	824	823	828	815	832	1,647	1,642
Other	—	—	—	—	—	—	38
Total interest expense	3,833	3,208	3,029	2,941	2,907	7,041	5,539

NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES	20,489	19,253	19,278	19,354	19,209	39,742	38,076
Provision for loan losses	1,980	634	2,208	463	777	2,614	1,145
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	18,509	18,619	17,070	18,891	18,432	37,128	36,931

NONINTEREST INCOME
Service charges	1,274	1,349	1,327	1,270	1,392	2,623	2,890
Gains on sale of securities available-for-sale	—	—	—	—	11	—	44
Gains on sale of other assets	666	78	238	71	31	744	79
Mortgage income	388	257	499	632	447	645	786
Trust income	488	407	350	361	386	895	700
Derivatives income	116	(51)	346	69	98	65	163
Bank owned life insurance	384	378	395	424	398	762	791
SBA lending activities	1,171	1,227	599	959	1,204	2,398	2,084
TriNet lending activities	20	20	357	—	761	40	1,144
Gains on sale of branches	302	—	—	—	3,885	302	3,885
Other noninterest income	478	192	319	216	267	670	734
Total noninterest income	5,287	3,857	4,430	4,002	8,880	9,144	13,300

NONINTEREST EXPENSE
Salaries and employee benefits	10,603	11,065	11,269	10,059	10,420	21,668	20,975
Occupancy	1,074	1,230	995	1,235	1,274	2,304	2,374
Equipment and software	996	805	694	862	724	1,801	1,410
Professional services	973	904	968	442	760	1,877	1,508
Postage, printing and supplies	78	85	73	61	159	163	328
Communications and data processing	1,069	987	1,064	617	694	2,056	1,610
Marketing and business development	179	270	247	269	317	449	584
FDIC premiums	132	314	262	415	493	446	891
Merger and conversion costs	304	—	204	579	1,210	304	1,959
Amortization of intangibles	425	470	495	520	668	895	1,430
Foreclosed property/problem asset expense	107	3	666	39	55	110	159
Other noninterest expense	1,683	1,611	1,838	2,198	2,169	3,294	3,981
Total noninterest expense	17,623	17,744	18,775	17,296	18,943	35,367	37,209

INCOME BEFORE PROVISION FOR INCOME TAXES	6,173	4,732	2,725	5,597	8,369	10,905	13,022
Provision for income taxes	1,844	1,502	1,116	1,889	3,222	3,346	4,944
NET INCOME	$4,329	$3,230	$1,609	$3,708	$5,147	$7,559	$8,078

Net income per common share ‑ basic	$0.17	$0.13	$0.06	$0.15	$0.21	$0.30	$0.33
Net income per common share ‑ diluted	$0.17	$0.13	$0.06	$0.15	$0.20	$0.29	$0.32

Weighted average shares - basic	25,621,910	25,320,690	25,027,304	24,891,822	24,644,755	25,472,132	24,565,328
Weighted average shares - diluted	25,831,281	25,672,286	25,407,728	25,260,280	25,158,694	25,753,633	25,082,968

ATLANTIC CAPITAL BANCSHARES, INC.
Average Balance Sheets and Net Interest Margin Analysis
Selected Financial Information

	Three months ended
	June 30, 2017			March 31, 2017
(dollars in thousands; taxable equivalent)	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate

Assets
Interest bearing deposits in other banks	$85,935	$233	1.09%	$72,494	$165	0.92%
Other short-term investments	23,683	117	1.98	11,052	47	1.72
Investment securities:
Taxable investment securities	373,170	1,862	2.00	339,614	1,523	1.82
Non-taxable investment securities(1)	81,920	716	3.51	79,721	750	3.82
Total investment securities	455,090	2,578	2.27	419,335	2,273	2.20
Total loans	1,962,374	21,361	4.37	1,949,385	19,994	4.16
FHLB and FRB stock	19,352	256	5.31	19,608	237	4.90
Total interest-earning assets	2,546,434	24,545	3.87	2,471,874	22,716	3.73
Non-earning assets	215,955			222,841
Total assets	$2,762,389			$2,694,715
Liabilities
Interest bearing deposits:
NOW, money market, and savings	1,183,744	1,641	0.56	1,137,088	1,315	0.47
Time deposits	149,898	270	0.72	163,021	272	0.68
Brokered deposits	198,703	570	1.15	191,558	460	0.97
Total interest-bearing deposits	1,532,345	2,481	0.65	1,491,667	2,047	0.56
Total borrowings	214,931	528	0.99	194,478	338	0.70
Total long-term debt	49,423	824	6.69	49,381	823	6.76
Total interest-bearing liabilities	1,796,699	3,833	0.86	1,735,526	3,208	0.75
Demand deposits	626,330			620,325
Other liabilities	22,535			30,603
Shareholders' equity	316,825			308,261
Total liabilities and shareholders' equity	$2,762,389			$2,694,715
Net interest spread			3.01%			2.98%
Net interest income and net interest margin(2)		$20,712	3.26%		$19,508	3.20%

(1) Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 35%, reflecting the statutory federal income tax rate.
(2) Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

	Three months ended
	June 30, 2017		March 31, 2017
(dollars in thousands; taxable equivalent)	Amount	Yield	Amount	Yield

Reported interest income on loans	$21,361	4.37%	$19,994	4.16%
Less: accretion of loan acquisition discounts	(629)		(702)
Core interest income on loans	$20,732	4.24%	$19,292	4.01%

	Amount	Net Interest Margin	Amount	Net Interest Margin

Net interest income / net interest margin	$20,712	3.26%	$19,508	3.20%
Less:
Accretion of loan acquisition discounts	(629)		(702)
Accretion of time deposit premium	(86)		(119)
Net interest income / net interest margin excluding purchase accounting	$19,997	3.15%	$18,687	3.07%

ATLANTIC CAPITAL BANCSHARES, INC.
Average Balance Sheets and Net Interest Margin Analysis
Selected Financial Information

	Six months ended
	June 30, 2017			June 30, 2016
(dollars in thousands; taxable equivalent)	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate	Average Balance	Interest Income/ Expense	Tax Equivalent Yield/Rate

Assets
Interest bearing deposits in other banks	$79,251	$398	1.01%	$74,355	$301	0.81%
Other short-term investments	17,402	164	1.90	28,773	183	1.28
Investment securities:
Taxable investment securities	356,485	3,386	1.92	334,059	2,681	1.61
Non-taxable investment securities(1)	80,826	1,465	3.66	24,025	375	3.14
Total investment securities	437,311	4,851	2.24	358,084	3,056	1.72
Total loans	1,955,915	41,355	4.26	1,941,217	39,906	4.13
FHLB and FRB stock	19,479	493	5.10	11,845	297	5.04
Total interest-earning assets	2,509,358	47,261	3.80	2,414,273	43,743	3.64
Non-earning assets	219,381			255,157
Total assets	$2,728,739			$2,669,430
Liabilities
Interest bearing deposits:
NOW, money market, and savings	1,160,545	2,956	0.51	1,145,205	2,307	0.41
Time deposits	156,423	541	0.70	235,505	413	0.35
Brokered deposits	195,150	1,031	1.07	218,294	794	0.73
Total interest-bearing deposits	1,512,118	4,528	0.60	1,599,003	3,514	0.44
Total borrowings	204,761	866	0.85	151,794	383	0.51
Total long-term debt	49,402	1,647	6.72	49,234	1,642	6.71
Total interest-bearing liabilities	1,766,281	7,041	0.80	1,800,031	5,539	0.62
Demand deposits	623,344			546,485
Other liabilities	26,547			27,427
Shareholders' equity	312,567			295,488
Total liabilities and shareholders' equity	$2,728,739			$2,669,430
Net interest spread			3.00%			3.02%
Net interest income and net interest margin(2)		$40,220	3.23%		$38,204	3.18%

(1) Interest revenue on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 35%, reflecting the statutory federal income tax rate.
(2) Tax equivalent net interest income divided by total interest-earning assets using the appropriate day count convention based on the type of interest-earning asset.

	Six months ended
	June 30, 2017		June 30, 2016
(dollars in thousands; taxable equivalent)	Amount	Yield	Amount	Yield

Reported interest income on loans	$41,355	4.26%	$39,906	4.13%
Less: accretion of loan acquisition discounts	(1,331)		(1,411)
Core interest income on loans	$40,024	4.13%	$38,495	3.99%

	Amount	Net Interest Margin	Amount	Net Interest Margin

Net interest income / net interest margin	$40,220	3.23%	$38,204	3.18%
Less:
Accretion of loan acquisition discounts	(1,331)		(1,411)
Accretion of time deposit premium	(205)		(542)
Net interest income / net interest margin excluding purchase accounting	$38,684	3.11%	$36,251	3.02%

ATLANTIC CAPITAL BANCSHARES, INC.
Period End Loans

(dollars in thousands)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	Linked Quarter Change	Year Over Year Change

Loans held for sale
Loans held for sale	$1,744	$1,297	$4,302	$46,600	$29,061	$447	$(27,317)
Branch loans held for sale	—	27,944	30,917	—	—	(27,944)	—
Total loans held for sale	$1,744	$29,241	$35,219	$46,600	$29,061	$(27,497)	$(27,317)

Loans held for investment
Commercial loans:
Commercial and industrial	$578,888	$544,911	$531,061	$533,632	$508,516	$33,977	$70,372
Commercial real estate:
Multifamily	113,571	108,215	68,223	74,881	79,144	5,356	34,427
Owner occupied	351,733	348,888	352,523	337,277	351,419	2,845	314
Investment	517,571	478,485	438,032	451,125	431,633	39,086	85,938
Construction and land:
1-4 family residential construction	11,711	11,799	10,335	11,273	9,611	(88)	2,100
Other construction, development, and land	113,347	123,838	209,017	202,063	199,536	(10,491)	(86,189)
Mortgage warehouse loans	47,992	58,357	147,519	171,251	126,108	(10,365)	(78,116)
Total commercial loans	1,734,813	1,674,493	1,756,710	1,781,502	1,705,967	60,320	28,846

Residential:
Residential mortgages	101,798	99,665	101,921	100,046	103,313	2,133	(1,515)
Home equity	79,769	81,438	77,358	78,952	80,321	(1,669)	(552)
Total residential loans	181,567	181,103	179,279	178,998	183,634	464	(2,067)

Consumer	31,981	32,525	27,338	30,453	29,788	(544)	2,193
Other	18,013	17,611	21,565	20,736	28,168	402	(10,155)
	1,966,374	1,905,732	1,984,892	2,011,689	1,947,557	60,642	18,817
Less net deferred fees and other unearned income	(4,283)	(4,008)	(3,562)	(3,587)	(5,420)	(275)	1,137
Total loans held for investment	$1,962,091	$1,901,724	$1,981,330	$2,008,102	$1,942,137	$60,367	$19,954

Total loans	$1,963,835	$1,930,965	$2,016,549	$2,054,702	$1,971,198	$32,870	$(7,363)

ATLANTIC CAPITAL BANCSHARES, INC.
Allowance for Loan Losses Activity and Credit Quality

	2017		2016
(dollars in thousands)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter

Balance at beginning of period	$19,939	$20,595	$18,534	$18,377	$17,608
Provision for loan losses	2,048	565	2,134	463	777
Provision for PCI loan losses	(68)	69	74	—	—
Loans charged-off:
Commercial and industrial	—	(781)	—	(61)	(5)
Commercial real estate	—	(132)	24	(226)	—
Residential mortgages	—	(46)	—	—	(2)
Home equity	(8)	—	—	(9)	(23)
Consumer	(57)	(332)	(158)	(60)	(38)
Other	—	—	—	(5)	—
Total loans charged-off	(65)	(1,291)	(134)	(361)	(68)
Recoveries on loans previously charged‑off:
Construction and land	7	—	—	12	—
Commercial and industrial	2	—	—	2	—
Commercial real estate	—	—	(15)	20	—
Residential mortgages	1	—	—	5	—
Home equity	1	—	—	2	—
Consumer	5	1	2	12	60
Other	—	—	—	2	—
Total recoveries	16	1	(13)	55	60
Net charge-offs	(49)	(1,290)	(147)	(306)	(8)
Balance at period end	$21,870	$19,939	$20,595	$18,534	$18,377

Loans held for investment
PCI Loans	$11,510	$11,841	$15,253	$17,237	$19,733
Non-PCI Loans	1,950,581	1,889,883	1,966,077	1,990,865	1,922,404
	$1,962,091	$1,901,724	$1,981,330	$2,008,102	$1,942,137

Non-performing loans - PCI	$1,310	$1,684	$2,446	$2,348	$1,082

Non-performing loans - Non-PCI	$12,300	$3,983	$1,615	$790	$922
Foreclosed properties (OREO)	1,819	1,869	1,872	1,727	951
Total nonperforming assets	$14,119	$5,852	$3,487	$2,517	$1,873

Allowance for loan losses to loans held for investment	1.11%	1.05%	1.04%	0.92%	0.95%
Net charge-offs to average loans (1)	0.01	0.26	0.03	0.06	—
Nonperforming loans as a percentage of total loans (2)	0.63	0.21	0.08	0.04	0.05
Nonperforming assets as a percentage of total assets (2)	0.52	0.21	0.13	0.09	0.07

(1)Annualized. (2)Excludes non-performing PCI loans.

ATLANTIC CAPITAL BANCSHARES, INC.
Period End Deposits

(dollars in thousands)	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	Linked Quarter Change	Year Over Year Change

DDA	$612,744	$606,386	$643,471	$557,783	$592,043	$6,358	$20,701
NOW	250,254	259,760	264,062	260,531	231,091	(9,506)	19,163
Savings	30,170	30,756	27,932	29,658	30,839	(586)	(669)
Money Market	882,824	916,390	912,493	974,072	913,094	(33,566)	(30,270)
Time	142,915	150,867	157,810	172,348	178,615	(7,952)	(35,700)
Brokered	195,047	209,385	200,223	194,464	212,623	(14,338)	(17,576)
Deposits to be assumed in branch sale	—	29,495	31,589	—	—	(29,495)	—
Total Deposits	$2,113,954	$2,203,039	$2,237,580	$2,188,856	$2,158,305	$(89,085)	$(44,351)

Payments Clients	$250,104	$321,899	$347,833	$212,049	$295,440	$(71,795)	$(45,336)

Average Deposits(1)

	2017		2016			Linked Quarter Change	Year Over Year Change
(dollars in thousands)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter

DDA	$626,330	$620,325	$591,166	$555,008	$538,422	$6,005	$87,908
NOW	293,160	290,862	253,187	282,701	272,556	2,298	20,604
Savings	30,468	30,306	29,741	30,692	35,090	162	(4,622)
Money Market	860,116	815,920	853,281	923,435	865,447	44,196	(5,331)
Time	149,898	163,021	169,677	175,135	203,679	(13,123)	(53,781)
Brokered	198,703	191,558	197,833	196,598	220,098	7,145	(21,395)
Total Deposits	$2,158,675	$2,111,992	$2,094,885	$2,163,569	$2,135,292	$46,683	$23,383

Payments Clients	$244,157	$273,630	$211,000	$184,895	$176,474	$(29,473)	$67,683

Noninterest bearing deposits as a percentage of average deposits	29.0%	29.4%	28.2%	25.7%	25.2%
Cost of deposits	0.46%	0.39%	0.37%	0.36%	0.35%

(1) Includes average balances of deposits to be assumed in branch sale.

ATLANTIC CAPITAL BANCSHARES, INC.
Non-GAAP Performance and Financial Measures Reconciliation

(in thousands, except share and per share data)	2017		2016			For the six months ended June 30,
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	2017	2016

Taxable equivalent interest income reconciliation
Interest income - GAAP	$24,322	$22,461	$22,307	$22,295	$22,116	$46,783	$43,615
Taxable equivalent adjustment	223	255	223	133	74	478	128
Interest income - taxable equivalent	$24,545	$22,716	$22,530	$22,428	$22,190	$47,261	$43,743

Taxable equivalent net interest income reconciliation
Net interest income - GAAP	$20,489	$19,253	$19,278	$19,354	$19,209	$39,742	$38,076
Taxable equivalent adjustment	223	255	223	133	74	478	128
Net interest income - taxable equivalent	$20,712	$19,508	$19,501	$19,487	$19,283	$40,220	$38,204

Operating noninterest income reconciliation
Noninterest income - GAAP	$5,287	$3,857	$4,430	$4,002	$8,880	$9,144	$13,300
Gain on sale of branches	—	—	—	—	(3,885)	—	(3,885)
Operating noninterest income	$5,287	$3,857	$4,430	$4,002	$4,995	$9,144	$9,415

Operating noninterest expense reconciliation
Noninterest expense - GAAP	$17,623	$17,744	$18,775	$17,296	$18,943	$35,367	$37,209
Merger-related expenses	—	—	(204)	(579)	(1,210)	—	(1,959)
Divestiture expenses	—	—	—	—	(305)	—	(305)
Operating noninterest expense	$17,623	$17,744	$18,571	$16,717	$17,428	$35,367	$34,945

Operating income before income taxes reconciliation
Income before income taxes - GAAP	$6,173	$4,732	$2,725	$5,597	$8,369	$10,905	$13,022
Taxable equivalent adjustment	223	255	223	133	74	478	128
Merger-related expenses	—	—	204	579	1,210	—	1,959
Divestiture expenses	—	—	—	—	305	—	305
Gain on sale of branches	—	—	—	—	(3,885)	—	(3,885)
Operating income before income taxes	$6,396	$4,987	$3,152	$6,309	$6,073	$11,383	$11,529

Operating income tax reconciliation
Income tax expense - GAAP	$1,844	$1,502	$1,116	$1,889	$3,222	$3,346	$4,944
Taxable equivalent adjustment	223	255	223	133	74	478	128
Merger related expenses, tax benefit	—	—	78	223	467	—	756
Divestiture expenses, tax benefit	—	—	—	—	118	—	118
Gain on sale of branches, tax expense	—	—	—	—	(1,500)	—	(1,500)
Operating income tax expense	$2,067	$1,757	$1,417	$2,245	$2,381	$3,824	$4,446

Operating net income reconciliation
Net income - GAAP	$4,329	$3,230	$1,609	$3,708	$5,147	$7,559	$8,078
Merger related expenses, net of income tax	—	—	126	356	743	—	1,203
Divestiture expenses, net of income tax	—	—	—	—	187	—	187
Gain on sale of branches, net of income tax	—	—	—	—	(2,385)	—	(2,385)
Operating net income	$4,329	$3,230	$1,735	$4,064	$3,692	$7,559	$7,083

ATLANTIC CAPITAL BANCSHARES, INC.
Non-GAAP Performance and Financial Measures Reconciliation

(in thousands, except share and per share data)	2017		2016			For the six months ended June 30,
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	2017	2016

Operating diluted earnings per share reconciliation
Diluted earnings per share - GAAP	$0.17	$0.13	$0.06	$0.15	$0.20	$0.29	$0.32
Merger related expenses	—	—	0.01	0.01	0.03	—	0.06
Net gain on sale of branches	—	—	—	—	(0.08)	—	(0.10)
Diluted earnings per share - operating	$0.17	$0.13	$0.07	$0.16	$0.15	$0.29	$0.28

Tangible book value per common share reconciliation
Total shareholders’ equity	$319,435	$310,967	$303,658	$308,463	$304,066	$319,435	$304,066
Intangible assets	(25,151)	(25,913)	(26,383)	(26,878)	(28,085)	(25,151)	(28,085)
Total tangible common equity	$294,284	$285,054	$277,275	$281,585	$275,981	$294,284	$275,981
Common shares outstanding	25,654,521	25,535,013	25,093,135	24,950,099	24,750,163	25,654,521	24,750,163
Book value per common share - GAAP	$12.45	$12.18	$12.10	$12.36	$12.29	$12.45	$12.29
Tangible book value	11.47	11.16	11.05	11.29	11.15	11.47	11.15

Return on average equity reconciliation
Net income - GAAP	$4,329	$3,230	$1,609	$3,708	$5,147	$7,559	$8,078
Merger related expenses, net of income tax	—	—	126	356	743	—	1,203
Divestiture expenses, net of income tax	—	—	—	—	187	—	187
Gain on sale of branches, net of income tax	—	—	—	—	(2,385)	—	(2,385)
Operating net income	$4,329	$3,230	$1,735	$4,064	$3,692	$7,559	$7,083
Average shareholders' equity	$316,825	$308,261	$308,588	$306,642	$299,170	$312,567	$295,488
Return on average equity - GAAP	5.48%	4.19%	2.09%	4.84%	6.88%	4.88%	5.47%
Return on average equity - operating	5.48	4.19	2.25	5.30	4.94	4.88	4.79

Return on average assets reconciliation
Net income - GAAP	$4,329	$3,230	$1,609	$3,708	$5,147	$7,559	$8,078
Merger related expenses, net of income tax	—	—	126	356	743	—	1,203
Divestiture expenses, net of income tax	—	—	—	—	187	—	187
Gain on sale of branches, net of income tax	—	—	—	—	(2,385)	—	(2,385)
Operating net income	$4,329	$3,230	$1,735	$4,064	$3,692	$7,559	$7,083
Average assets	$2,762,389	$2,694,715	$2,722,444	$2,717,996	$2,718,110	$2,728,739	$2,669,430
Return on average assets - GAAP	0.63%	0.48%	0.24%	0.55%	0.76%	0.56%	0.61%
Return on average assets - operating	0.63	0.48	0.25	0.60	0.54	0.56	0.53

Efficiency ratio reconciliation
Noninterest income - GAAP	$5,287	$3,857	$4,430	$4,002	$8,880	$9,144	$13,300
Gain on sale of branches	—	—	—	—	(3,885)	—	(3,885)
Operating noninterest income	$5,287	$3,857	$4,430	$4,002	$4,995	$9,144	$9,415
Noninterest expense - GAAP	$17,623	$17,744	$18,775	$17,296	$18,943	$35,367	$37,209
Merger-related expenses	—	—	(204)	(579)	(1,210)	—	(1,959)
Divestiture expenses	—	—	—	—	(305)	—	(305)
Operating noninterest expense	$17,623	$17,744	$18,571	$16,717	$17,428	$35,367	$34,945
Net interest income	$20,489	$19,253	$19,278	$19,354	$19,209	$39,742	$38,075
Efficiency ratio	68.37%	76.78%	78.33%	71.57%	72.00%	72.35%	73.58%

ATLANTIC CAPITAL BANCSHARES, INC.
Non-GAAP Performance and Financial Measures Reconciliation

(in thousands, except share and per share data)	2017		2016			For the six months ended June 30,
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	2017	2016

Tangible equity to tangible assets reconciliation
Total shareholders’ equity	$319,435	$310,967	$303,658	$308,463	$304,066	$319,435	$304,066
Intangible assets	(25,151)	(25,913)	(26,383)	(26,878)	(28,085)	(25,151)	(28,085)
Total tangible common equity	$294,284	$285,054	$277,275	$281,585	$275,981	$294,284	$275,981

Total assets	$2,702,575	$2,802,078	$2,727,543	$2,761,244	$2,807,822	$2,702,575	$2,807,822
Intangible assets	(25,151)	(25,913)	(26,383)	(26,878)	(28,085)	(25,151)	(28,085)
Total tangible assets	$2,677,424	$2,776,165	$2,701,160	$2,734,366	$2,779,737	$2,677,424	$2,779,737
Tangible common equity to tangible assets	10.99%	10.27%	10.27%	10.30%	9.93%	10.99%	9.93%

Deposits excluding deposits to be assumed in branch sales
Total deposits	$2,113,954	$2,203,039	$2,237,580	$2,188,856	$2,158,305	$2,113,954	$2,158,305
Deposits to be assumed in branch sales	—	(29,495)	(31,589)	—	—	—	—
Deposits excluding deposits to be assumed in branch sales	$2,113,954	$2,173,544	$2,205,991	$2,188,856	$2,158,305	$2,113,954	$2,158,305

Loans held for investment excluding mortgage warehouse loans
Total loans held for investment	$1,962,091	$1,901,724	$1,981,330	$2,008,102	$1,942,137	$1,962,091	$1,942,137
Mortgage warehouse loans	(47,992)	(58,357)	(147,519)	(171,251)	(126,108)	(47,992)	(126,108)
Loans held for investment excluding mortgage warehouse loans	$1,914,099	$1,843,367	$1,833,811	$1,836,851	$1,816,029	$1,914,099	$1,816,029